UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) (December 30, 2013)

AMERICAN LORAIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation)		identification no.)

Beihuan Zhong Road, Junan County
Shandong, China 276600
(Address of Principal Executive Offices) (Zip Code)

(86) 539-7317959
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

As previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 3, 2014 (“Original Form 8-K”), on December 30, 2013 (local time), the Company held its Annual Meeting of Stockholders (“Annual Meeting”) and the results of the Annual Meeting were disclosed in the Original Form 8-K. This Form 8-K/A is being filed as an amendment to the Original Form 8-K to disclose that the Company did not include a proposal on the frequency of conducting an advisory vote (“Say-on-Frequency”) on the compensation of the Company's named executive officers (the "Say-on-Pay”). The Company intends to hold an annual meeting on or around June 9, 2014 to include the proposals on Say-on-Pay and Say-on-Frequency, and will disclose such results accordingly.

Except for the foregoing, this Form 8-K/A does not modify or update any other disclosure contained in the Original Form 8-K and this Form 8-K/A should be read in conjunction with the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Lorain Corporation

By: /s/ Si Chen
Name: Si Chen
Title: Chief Executive Officer
Date: March 31, 2014